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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"), the undersigned officer of American Stone Industries, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Annual Report") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           AMERICAN STONE INDUSTRIES, INC.


Date:       March 26, 2003                 By:  /s/ Russell Ciphers, Sr.
                                              ----------------------------------
                                              Russell Ciphers, Sr.
                                              Chief Executive Officer and
                                              President (Principal Executive
                                              Officer and Principal Financial
                                              Officer)







                                  Exhibit 99.1
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